SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
10. SUBSEQUENT EVENTS

On May 15, 2017, we conducted the initial closing of a private placement for the sale of an aggregate of 540,000 shares of common stock and warrants exercisable for up to 54,000 shares of common stock to ten accredited investors. Fifty percent of the shares (270,000 shares) purchased in the initial closing were sold by one of our shareholders at $4.99 per share, the remaining fifty percent of the shares (270,000 shares) were issued by us. Each share was sold together with one warrant, with each such warrant being immediately exercisable for one-tenth of one share of common stock. 540,000 five-year warrants were issued at $0.01 per warrant to purchase up to 54,000 shares of our common stock at an exercise price per full share equal to $6.25. We received aggregate gross proceeds of $1,352,700 for the shares and warrants issued and sold in the initial closing of private placement.

On May 15, 2017, Jerash Holdings issued warrants to the designees of the placement agent in the above private placement to purchase 48,600 units, with each unit consisting of one share of Jerash Holdings common stock and one warrant (with each such warrant being immediately exercisable for one-tenth of one share of its common stock at an exercise price of $6.25 per share for a period of five years from the issuance date), at an exercise price of $5.50 per unit.

On May 15, 2017, Jerash Holdings also issued a five-year warrant to purchase up to 50,000 shares of its common stock pursuant to a letter agreement with one of its director observers. The warrant has an exercise price of $5.00 per share, and may be converted by means of “cashless” exercise during the term of the warrant. This warrant may be exercised any time after issuance through and including the five year anniversary of the issuance date.

Pursuant to a letter agreement dated May 29, 2017, Treasure Success entered into an $8,000,000 import credit facility with Hong Kong and Shanghai Banking Corporation (“HSBC”). In addition, pursuant to an offer letter dated June 5, 2017, HSBC offered to provide Treasure Success with a $12,000,000 factoring facility, subject to completion of final documentation. The import credit and factoring facilities are collectively referred to as the “Senior Credit Facility.” The Senior Credit Facility is guaranteed by Jerash Holdings, Jerash Garments, as well as the Company’s two individual shareholders. In addition, the Senior Credit Facility requires cash and other investment security collateral of $3,000,000. HSBC provided that drawings under the Senior Credit Facility would be charged interest at the Hong Kong Interbank Offered Rate (“HIBOR”) plus 1.5% for drawings in Hong Kong dollars, and the London Interbank Offered Rate (“LIBOR”) plus 1.5% for drawings in other currencies. The Senior Credit Facility will also contain certain service charges and other commissions and fees.

On August 1, 2017, the Company entered into a securities purchase agreement to sell in a private placement an aggregate of 200,000 shares of common stock and warrants exercisable for up to 20,000 shares of common stock to one accredited investor. Fifty percent of the shares (100,000 shares) purchased in the closing will be sold by one of the Company’s shareholders at $4.99 per share, the remaining fifty percent of the shares (100,000 shares) will be issued by Jerash Holdings. Each share is being sold together with one warrant, with each such warrant being immediately exercisable for one-tenth of one share of common stock. 200,000 five-year warrants will be issued at $0.01 per warrant to purchase up to 20,000 shares of Jerash Holdings’ common stock at an exercise price per full share equal to $6.25. The Company expects to receive net proceeds of $451,000 for the shares and warrants issued and sold in the closing of this private placement. The private placement is expected to close on August 18, 2017, subject to customary closing conditions.

These consolidated financial statements were approved by management and available for issuance on August 18, 2017. The Company evaluated subsequent events through this date.